REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM



Shareholders and Board of
Trustees
Northern Lights Fund Trust
4020 South 147th Street
Omaha, Nebraska 68137


In planning and performing our
audit of the financial
statements of GMG Defensive
Beta Fund (the "Fund"), a
series of Northern Lights Fund
Trust as of and for the year
ended July 31, 2015, in
accordance with the standards
of the Public Company
Accounting Oversight Board
(United States), we considered
the Fund's internal control
over financial reporting,
including controls over
safeguarding securities, as a
basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Fund's
internal control over financial
reporting.   Accordingly, we
express no such opinion.

The management of the Fund
is responsible for establishing
and maintaining effective
internal control over financial
reporting.   In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
controls.   A company's
internal control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted accounting
principles.   A company's
internal control over financial
reporting includes those
policies and procedures that
(1) pertain to the maintenance
of records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the
company are being made only
in accordance with
authorizations of management
and directors of the company;
and (3) provide reasonable
assurance regarding prevention
or timely detection of
unauthorized acquisition, use
or disposition of a company's
assets that could have a
material effect on the financial
statements.

Because of inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.   Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of
changes in conditions, or
that the degree of compliance
with the policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation
of a control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely
basis.   A material weakness is
a deficiency, or combination of
deficiencies, in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the Fund's
annual or interim financial
statements will not be
prevented or detected on a
timely basis.





Shareholders and Board of
Trustees
Northern Lights Fund Trust
Page Two





Our consideration of the
Fund's internal control over
financial reporting was for the
limited purpose described in
the first paragraph and would
not necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting
Oversight Board (United
States).   However, we noted
no deficiencies in the Fund's
internal control over financial
reporting and its operation,
including controls over
safeguarding securities that we
consider to be material
weaknesses as defined above as
of July 31, 2015.

This report is intended solely
for the information and use of
management, the Board of
Trustees of the Northern
Lights Fund Trust and the
Securities and Exchange
Commission, and is not
intended to be and should not
be used by anyone other than
these specified parties.




TAIT, WELLER &
BAKER LLP
Philadelphia, Pennsylvania
September 24, 2015